Supplement, dated July 8, 1998, to the prospectus, dated May 1, 1998 of
           Seligman U.S. Government Securities Series (the "Series")


      Effective   immediately,   the  following   supersedes  and  replaces  the
information contained in the first paragraph set forth in the Series' prospectus under "Management Services--Portfolio Management."

        Gary S. Zeltzer, who joined the Manager as Senior Vice President, Manager Taxable Fixed Income in March 1998, is Portfolio Manager of the Series. Mr. Zeltzer is also Portfolio Manager of Seligman Cash Management Fund, Inc. and the Seligman Cash Management Portfolio and Seligman Bond Portfolio of Seligman Portfolios, Inc. Prior to joining the Manager, Mr. Zeltzer was a Group Vice President and Portfolio Manager at Schroder Capital Management from July 1979 to March 1998.


TXUSGS1-7/98